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                                                                    EXHIBIT 99.1


                           SUPPPLEMENTAL INFORMATION

     The following is supplemental information regarding MeriStar Hospitality Corporation.


                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     The following unaudited pro forma quarterly statements of operations show adjusted results of operations of MeriStar for the quarters ending March 31, 2000, June 30, 2000, September 30, 2000 and December 31, 2000 that result from it entering into management agreements and an amended intercompany agreement with subsidiaries of MeriStar Hotels & Resorts in connection with changes, effective January 1, 2001 to the federal tax laws relating to real estate investment trusts, which are commonly known as the REIT Modernization Act, or the RMA.

     The unaudited pro forma quarterly statements of operations are not necessarily indicative of what our future financial position or results of operations actually would have been if the RMA had been enacted at the beginning of the periods presented. Additionally, the unaudited pro forma quarterly statements of operations do not purport to project our results of operations at any future date or for any future period. The unaudited pro forma quarterly statements of operations should be read in conjunction with our historical consolidated financial statements and related notes.
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                       MERISTAR HOSPITALITY CORPORATION
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000
               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

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
                                Three Months Ended  Three Months Ended  Three Months Ended  Three Months Ended  Twelve Months Ended
                                  March 31, 2000       June 30, 2000    September 30, 2000   December 31, 2000   December 31, 2000
                                   As Adjusted          As Adjusted        As Adjusted         As Adjusted         As Adjusted
                                ------------------  ------------------  ------------------  ------------------  ------------------
Revenue
Participating lease revenue...     $     4,930         $     6,639         $     7,411         $     8,533         $    27,513
Hotel operations:
  Rooms.......................         199,457             213,439             193,279             176,113             782,288
  Food and beverage...........          71,302              76,751              64,274              78,465             290,792
  Other operating
   departments................          22,230              22,776              19,716              19,938              84,660
Office rental, parking and
 other revenue................           3,055               2,418               2,240               4,216              11,929
                                   -----------         -----------         -----------         -----------         -----------
Total revenue.................         300,974             322,023             286,920             287,265           1,197,182
                                   -----------         -----------         -----------         -----------         -----------
Hotel operating expenses
 by department:
  Rooms.......................          45,275              48,185              46,807              44,524             184,791
  Food and beverage...........          51,552              54,023              48,945              55,442             209,962
  Other operating
   departments................          12,307              12,817              11,570              11,569              48,263
Office rental, parking and
 other operating expenses.....             606                 737                 454                 934               2,731
Undistributed operating
 expenses:
  Administrative and
   general....................          44,737              45,322              41,661              45,277             176,997
  Property operating costs....          39,682              41,128              41,297              38,900             161,007
  Property taxes, insurance
   and other..................          20,036              19,199              17,012              16,063              72,310
  Depreciation and
   amortization...............          26,630              28,113              28,387              28,817             111,947
  Interest expense, net.......          28,760              29,657              29,108              29,999             117,524
                                   -----------         -----------         -----------         -----------         -----------
Total operating expenses......         269,585             279,181             265,241             271,525           1,085,532
                                   -----------         -----------         -----------         -----------         -----------
Income before minority
 interests, income taxes,
 gains on sale of assets and
 extraordinary gain...........          31,389              42,842              21,679              15,740             111,650

Minority interests............           2,879               3,929               1,988               1,444              10,240
Income taxes..................             570                 778                 394                 286               2,028
                                   -----------         -----------         -----------         -----------         -----------
Income before gain on sale of
 assets and extraordinary
 gain.........................          27,940              38,135              19,297              14,010              99,382

Gain on sale of assets, net
 of taxes.....................              --               3,425                  --                  --               3,425

Extraordinary gain, net
 of taxes.....................           3,054                  --                  --                  --               3,054
                                   -----------         -----------         -----------         -----------         -----------
Net income....................     $    30,994         $    41,560         $    19,297         $    14,010         $   105,861
                                   ===========         ===========         ===========         ===========         ===========
Diluted funds from operations
  Income before gain on
   sale of assets and
   extraordinary gain.........          27,940              38,135              19,297              14,010              99,382
  Minority interest to common
   OP unit holders............           2,738               3,788               1,847               1,302               9,675
  Interest on convertible
   debt.......................           1,991               1,832               1,833               1,832               7,488
  Hotel depreciation and
   amortization...............          25,698              27,106              27,380              27,812             107,996
  Deferred cost on sale
   of asset...................              --                  --               1,542                  --               1,542
                                   -----------         -----------         -----------         -----------         -----------
                                   $    58,367         $    70,861         $    51,899         $    44,956         $   226,083
                                   ===========         ===========         ===========         ===========         ===========
Weighted average number of
 diluted shares of common
 stock outstanding............          56,458              54,887              55,036              53,504              54,944
                                   ===========         ===========         ===========         ===========         ===========
Funds from operations per
 diluted share................     $      1.03         $      1.29         $      0.94         $      0.84         $      4.11
                                   ===========         ===========         ===========         ===========         ===========
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